UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549





                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2004
                                                   ---------------


                           Ibis Technology Corporation
             (Exact name of registrant as specified in its charter)






Massachusetts                       0-23150            04-2987600
(State or other jurisdiction       (Commission         (IRS Employer
of incorporation)                   File Number)       Identification No.)



32 Cherry Hill Drive, Danvers, Massachusetts  01923
---------------------------------------------------
(Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code:  (978) 777-4247
                                                     --------------


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit 99.1:  Press Release dated January 7, 2004

Item 9.  Regulation FD Disclosure

Ibis Technology Corporation today announced that it has learned that a purported class action lawsuit was filed on December 29, 2003 in the United States District Court in Massachusetts against Ibis Technology and Martin J. Reid, its President and CEO, relating to certain disclosures by the Company. The Company's press release dated January 7, 2004 announcing this class action is attached hereto as Exhibit 99.1.

Ibis' website (www.ibis.com) contains a significant amount of information about Ibis, including financial and other information for investors. Ibis encourages investors to visit its web site from time to time, as information is updated and new information is posted.








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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           IBIS TECHNOLOGY CORPORATION
                                           ---------------------------

Date:  January 7, 2004                         /s/Debra L. Nelson
                                        ----------------------------------------
                                        Debra L. Nelson, Chief Financial Officer







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                                  EXHIBIT INDEX
                                  -------------
Exhibit
Number                     Description
------                     -----------

99.1 Purported Class Action Filed Against Ibis Technology and its Chief Executive Officer